Supplement to Calvert Tax-Free Reserves Limited-Term Portfolio
      Prospectus dated April 31, 1996, as revised September 9, 1996

                   Date of Supplement:  March 21, 1997


Insert the following after the first sentence on page 24 of the prospectus:


     CDI is offering special non-cash compensation (sporting event tickets) to its affiliated broker dealer firm for those representatives who have sole a minimum dollar amount of shares of the Limited-Term Portfolio.